2Q Results 2013 | cbbank.com July 2013 Exhibit 99.1

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; ability to make loans and generate assets; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in business, manufacturing, retail or construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, capital levels, limits on bank products and fees, securities, executive compensation and insurance)
with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes (including mobile banking and cloud computing); threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting
Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.
2 2Q Results 2013 | cbbank.com
Safe Harbor

2Q Results 2013 | cbbank.com
Total Assets:
$6.4 Billion
Gross Loans:
$3.3 Billion
Total Deposits (Including Repos):
$5.3 Billion
Total Equity:
$752 Million
Source: Q2 2013 earnings release & company filings. *non-covered loans
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 40 cities with 41 business financial centers and 5 commercial banking centers and 3 trust office locations throughout the Inland Empire,
LA County, Orange County and the Central Valley of California
Average Cost of Deposits = 0.10%
3
CVB Financial Corp. (CVBF)

Name
Position
Banking Experience CVBF Service
Christopher D. Myers
President & CEO
29 Years 7 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
4 Years 3 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
24 Years 4 Years
David A. Brager
Executive Vice President
Sales Division
25 Years 10 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
34 Years 26 Years
Richard Wohl
Executive Vice President
General Counsel
25 Years 2 Years
4 2Q Results 2013 | cbbank.com
Experienced Leadership

2Q Results 2013 | cbbank.com
Board of Directors
Name
CVB Experience
Age
Ronald Kruse - Chairman 38 Years 74
Linn Wiley - Vice Chairman 21 Years 74
George Borba Jr. 1 Year 46
Steve Del Guercio 1 Year 51
Robert Jacoby 7 Years 71
Ray O’Brien 1 Year 56
San Vaccaro 13 Years 80
Chris Myers - CEO 7 Years 51
5

2Q Results 2013 | cbbank.com Who is CVB Financial Corp.

7
Source: SNL Financial
Rank Name Asset Size (3/31/13)
1 Wells Fargo
1,436,634
2 Union Bank
96,959
3 Bank of the West
62,493
4 First Republic Bank
35,083
5 City National Bank
27,434
6 OneWest Bank
25,369
7 SVB Financial
23,102
8 East West Bank
22,796
9 Cathay Bank
10,521
10 CapitalSource  Inc.
8,483
11 11 CVB Financial Corp.
6,266
12 BBCN
5,839
13 Pacific Western Bank
5,300
14 Farmers & Merchants of Long Beach
5,071
15 Westamerica Bank
4,888
In millions
Largest Banks Headquartered in California
2Q Results 2013 | cbbank.com
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

Bank Accomplishments & Ratings
145 Consecutive Quarters of Profitability
95 Consecutive Quarters of Cash Dividends
#6 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (July 2012)
BauerFinancial Report
Five Star Rating (July 2013)
Fitch Rating
BBB (October 2012)
2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com Our Markets

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust

10 Existing Locations 40 Business Financial Centers 5 Commercial Banking Centers 3 CitizensTrust Locations 2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com
(000’s)
# of Center
Locations
Total Deposits
(6/30/12)
Total Deposits
(6/30/13)
Los Angeles County
17
$
1,926,234
$
1,892,050
Inland Empire
(Riverside & San Bernardino Counties)
10
$
1,652,751
$
1,762,673
Central Valley
11
$
792,246
$
812,072
Orange County
7
$
560,978
$
600,373
Other
0
$
234,277
$
256,795
Total 45
$5,166,486 $5,323,963
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
Average Cost of Deposits  (year to date) 0.16%
0.12%
Deposits*

2Q Results 2013 | cbbank.com
Non-Interest Bearing Deposits
(000’s)
2007 2008 2009 2010 2011 2012 2013
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
2,200,000
2,400,000
2,600,000
$
$
$
$
$
$
$
$
$

2Q Results 2013 | cbbank.com 13
Source: Q2 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 -
$25 billion. Peer data as of 03/31/13
Deposit Cost Comparison
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Peers CVBF
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2007 2008 2009 2010 2011 2012 2013

2Q Results 2013 | cbbank.com
Total Loans*
as of 6/30/2013
(000’s)
Non-
Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$
1,187,442
$
13,838
$
1,201,280 35.65%
Central Valley
$
675,428
$
165,933
$
841,361 24.97%
Inland Empire
(Riverside & San Bernardino Counties)
$
587,831
$
998
$
588,829 17.48%
Orange County
$
466,674
$
0
$
466,674 13.85%
Other
$
260,596
$
10,600
$
271,196 8.05%
Total $3,177,971 $191,369 $3,369,340 100.00%
*Prior to MTM discount, loan fees and loan loss reserve (Includes loans Held for Sale)

(000’s)
3,800,000
3,600,000
3,400,000
3,200,000
3,000,000
2,800,000
2,600,000
2,400,000
2,200,000
2,000,000
Q3
Q4
Q1 Q2 Q3 Q4
Q1
Q2 Q3 Q4
Q1
Q2
Q3
Q4 Q1 Q2
2013 2012
2011 2010
2009
2Q Results 2013 | cbbank.com
Total Non-Covered Loans
$
$
$
$
$
$
$
$
$
$

2Q Results 2013 | cbbank.com
16
Source: Q2 2013 earnings release & company reports |Covered & Non Covered
Loan Portfolio Composition
Total Loans by Type
Municipal Lease
Finance
Receivables, 3.1%
Dairy, Livestock &
Agribusiness,
7.8%
Commercial &
Industrial, 16.3%
Construction RE,
1.4%
Commercial RE
Owner
Occupied, 23.4%
Commercial RE-
Non-Owner,
Multi-Family, 3.5%
SFR Mortgage,
5.4%
Other, 1.8%
37.3%
-

• Residential Real Estate • Multi-Family • Asset Based Lending 17 New/Enhanced Lending Initiatives 2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com
Other Lending Areas
For Future Consideration/Expansion
•
SBA 7A
•
Residential and Commercial Construction
•
Medical Equipment/Office
•
Equipment Lending & Leasing
•
Private Banking
18

2Q Results 2013 | cbbank.com
(000’s)
Net of Discount
184 million
17.5 million
Includes Loans Held for Sale
Total Covered Loans
500,000
400,000
300,000
200,000
100,000
-
800,000
700,000
600,000
Q4 Q1 Q2
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009 2010
2011 2012 2013
$
$
$
$
$
$
$
$
$
$
$

2Q Results 2013 | cbbank.com
Non-Performing Assets
Non-Covered
20
(000’s)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009 2010
2011
2012 2013
OREO
Non Performing Loans
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
$
$
$
$
$
$
$
$
$
$
$-

21
(000’s)
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Q1
Q2
Q3
Q4
Q1 Q2 Q3 Q4 Q1 Q2
Q3
Q4 Q1
Q2 Q3
Q4 Q1
Q2
2013 2012 2011 2010 2009
2Q Results 2013 | cbbank.com
Classified Loans
Non-Covered
$
$
$
$
$
$
$
$
$

Profits 2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com
Net Income
Net Income After Taxes
20.4 million FHLB prepayment charge
(000’s)
2,500
5,000
7,500
10,000
12,500
15,000
17,500
20,000
22,500
25,000
27,500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3Q4 Q1 Q2
2007 2008
2009
2010
2011
2012
2013
$
$
$
$
$
$
$
$
$
$
$
-
$
$

(000’s) 2009 2010 2011 2012
6 Months to
6/30/2013
Net Interest Income $222,264 $259,317 $234,681
$236,950
$107,184
Provision for Credit Losses
($80,500)
($61,200)
($7,068)
$ 0 6,200
Other Operating
Income/Expenses (Net)
($52,515)
($111,378)
($106,809)
( $ 122,257)
($44,606)
Income Taxes
($23,830)
($23,804)
($39,071)
( $ 37,413)
($22,697)
Net Profit After Tax $65,419 $62,935 $81,733
$77,280
$46,081
24 2Q Results 2013 | cbbank.com
Earnings
$

2Q Results 2013 | cbbank.com 25
*Normalized excludes accelerated accretion on covered loans
Normalized*
Net Interest Margin
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2007 2008 2009 2010
2011 2012 2013

2Q Results 2013 | cbbank.com Expenses

2Q Results 2013 | cbbank.com
Expenses
27
*Includes 20.4 million FHLB prepayment charge
(000’s) 2010 2011 2012
6 Months to
6/30/2013
Salaries & Employee
Benefits
69,419 69,993 68,496
$34,388
Promotion &
Entertainment
6,084 4,977 4,869
$2,398
Stationary & Supplies 4,965 3,645 3,592
$1,848
Software Licenses &
Maintenance
5,031 3,669 4,269
$2,315
Professional Services 13,308 15,031 6,249
$2,983
OREO Expense 7,490 6,729 2,146
$363
Other 62,195 36,981 48,539*
$14,751
Total: 168,492 141,025 138,160
$59,046
$
$
$
$
$
$
$ $ $
$ $ $
$
$ $
$ $
$
$ $ $
$
$
$
$

2Q Results 2013 | cbbank.com Bank Borrowings

2Q Results 2013 | cbbank.com
Type of Debt
Balance at
06/30/2013
Interest Rate
FHLB Advance* 199,070 4.52% Fixed
Other Borrowings  (overnight) 0
Subordinated Debentures
CVB Statutory Trust III 25,774 3-Month LIBOR + 1.38%
Total $224,844
Outstanding Debt
as of 06/30/2013
29
(000’s)
$
$
$
*FHLB Advance maturity is November, 28 2016.  As of 7/16/13,
prepayment penalty was estimated at   22-23 million.
$

Capital 2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com
Capital Ratios
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31, 2013*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.36%
Total Risk-based Capital Ratio 8.0% 10.0% 19.63%
Tier 1 Leverage Ratio 4.0% 5.0% 11.54%
Tangible Capital Ratio 4.0% 5.0% 11.44%
Core Tier 1 Capital Ratio 17.21%
31
* CVB Financial Corp. – Consolidated

2Q Results 2013 | cbbank.com Securities & Investments

Source: Q2 2013 earnings release. As of  6/30/2013 securities held-to-maturity were valued at approximately $
1.9 million |
Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.43 billion at 6/30/2013.  The portfolio represents 37.9% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4%
of the municipal bond portfolio
Yield on securities
portfolio = 2.24%
for the 2nd Quarter 2013
Securities Portfolio*
-- 2.43 Billion--
CMO’s /
REMIC’s
17.58%
Trust Preferred
0.20%
Municipal
Bonds 24.75%
Government
Agency &
GSEs 14.85%
MBS 42.62%
2Q Results 2013 | cbbank.com
$

Securities Portfolio*
2.43 Billion
Mark-to-Market (Pre-tax)
(000’s)
*Securities Available For Sale
6,927
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Jun
09
Sep
09
Dec
09
Mar
10
Jun
10
Sep
10
Dec
10
Mar
11
Jun
11
Sep
11
Dec
11
Mar
12
Jun
12
Sep
12
Dec
12
Mar
13
Jun
13
2Q Results 2013 | cbbank.com
$
$
$
$
$
$
$
$
$
$
$
$

CVBF Assets
35
*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
Loans,
50.7%
Securities,
37.9%
Goodwill &
Intangibles
0.9%
Other, 7.9%
Fed
Balance*,
2.6%
Fed
Balance*,
2.4%
Other,
4.6%
Goodwill &
Intangibles
0.7%
Loans,
49.9%
Securities
42.4%
12/31/06
6.1 Billion
6/30/13
6.4 Billion
2Q Results 2013 | cbbank.com
$
$

2Q Results 2013 | cbbank.com
Yield on Securities vs. Yield on Loans
*Excluding Discount Accretion
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2009 2010 2011 2012 2013
Yield on Loans* Yield on Securities

2Q Results 2013 | cbbank.com
CVBF Liabilities
*Includes Customer Repurchase Agreements
Total
Deposits*,
61.4%
Borrowings,
36.0%
Junior
subordinated
Debentures,
1.9%
Other
Liabilities,
0.7%
Other
Liabilities,
2.2%
Borrowings,
3.5%
Total
Deposits,
93.8%
Junior
subordinated
Debentures,
0.5%
12/31/06
5.7 Billion
$
6/30/13
5.5 Billion
$

Our Growth Strategy 2Q Results 2013 | cbbank.com

2Q Results 2013 | cbbank.com
Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful
small to medium sized businesses and their
owners.
39
Our Vision

2Q Results 2013 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
Annual revenues of 1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships
40
$

2Q Results 2013 | cbbank.com 41 DeNovo Same Store Sales Acquisitions --Banks-- --Trust-- Three Areas of Growth

2Q Results 2013 | cbbank.com
•
Target size:  200 million to  2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of  200 million to  1 billion
•
In California
--Banking Teams--
•
In- market & ‘new’ markets
$ $
$ $

2Q Results 2013 | cbbank.com
Our ‘Critical Few’
•
Loan Growth
•
Expand Credit Product Offerings & Capabilities
•
Build Core Deposits
•
Drive Service Charge & Fee Income Growth
•
Manage Operating Efficiency
•
Grow Through Acquisition

2Q Results 2013 | cbbank.com Copy of presentation at www.cbbank.com